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[MORGAN KEEGAN SELECT FUND, INC.]

PROSPECTUS

[LOGO MORGAN KEEGAN SELECT FUND, INC.]

Regions Morgan Keegan Select Capital Growth Fund

AN EQUITY FUND FOR LONG-TERM INVESTORS.

Regions Morgan Keegan Select Financial Fund

AN EQUITY FUND FOR LONG-TERM INVESTORS WHO SEEK EXPOSURE TO THE FINANCIAL SERVICES INDUSTRY.

Regions Morgan Keegan Select Intermediate Bond Fund

A BOND FUND FOR INVESTORS WHO SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM INTERMEDIATE MATURITY, INVESTMENT GRADE BONDS.

Regions Morgan Keegan Select High Income Fund

A BOND FUND FOR INVESTORS WHO CAN ACCEPT HIGHER RISK AND SEEK TO EARN A HIGH LEVEL OF INCOME PRIMARILY FROM BELOW INVESTMENT GRADE BONDS.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                             Dated: November 1, 2003





            Each fund is a series of Morgan Keegan Select Fund, Inc.

                                Table of Contents
                                -----------------
                                                                            Page
                                                                            ----

Regions Morgan Keegan Select Capital Growth Fund...............................1
  Principal Objective..........................................................1
  Principal Investment Strategies..............................................1
  Principal Risks..............................................................1
  Performance..................................................................2
  Fees and Expenses............................................................3
Regions Morgan Keegan Select Financial Fund....................................5
  Principal Objective..........................................................5
  Principal Investment Strategies..............................................5
  Principal Risks..............................................................5
  Performance..................................................................6
  Fees and Expenses............................................................7
Regions Morgan Keegan Select Intermediate Bond Fund............................9
  Principal Objectives.........................................................9
  Principal Investment Strategies..............................................9
  Principal Risks.............................................................10
  Performance.................................................................11
  Fees and Expenses...........................................................12
Regions Morgan Keegan Select High Income Fund.................................14
  Principal Objectives........................................................14
  Principal Investment Strategies.............................................14
  Principal Risks.............................................................15
  Performance.................................................................16
  Fees and Expenses...........................................................17
Your Account..................................................................19
  Buying shares...............................................................19
  Choosing a Share Class......................................................19
  Class Comparison............................................................20
  Policies for Buying Shares..................................................21
  To Add to an Account........................................................22
  Buying Shares Through a Financial Advisor...................................22
  Internet....................................................................22
  Selling Shares..............................................................22
  To Sell Some or All of Your Shares..........................................23
Account Policies..............................................................23
Additional Policies...........................................................24
Investor Services.............................................................25
Funds' Investment Adviser.....................................................26
Funds' Portfolio Managers.....................................................26
Funds' Distributor............................................................27
Distributions.................................................................27
Tax Considerations............................................................27
Financial Highlights..........................................................29
Account Application...........................................................40
For Additional Information............................................Back Cover

REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND

PRINCIPAL OBJECTIVE

The fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund seeks to achieve its objective by investing at least 65% of its assets in U.S.-traded equity securities. Morgan Asset Management, Inc. ("Adviser"), the fund's adviser, selects investments primarily based on a fundamental analysis, including technical analysis of specific companies and consideration of the overall financial health and prospects of given companies, with attention to the following factors: return on equity, rate of growth of earnings, and price to earnings ratios, as compared to the company's historic performance and to the ratios of the industry at large. The Adviser also uses quantitative analysis to target attractive sectors of the market and market trends. The Adviser makes sell decisions based upon considerations regarding long-term company and industry fundamentals, valuations, and portfolio weightings.

The fund will invest primarily in common stock, preferred stock and convertible debt securities. Normally the fund would not expect to invest more than 35% of its assets in non-convertible debt securities, including high quality money market instruments (such as certificates of deposit), repurchase agreements and cash. The fund will only invest in debt securities that are rated in the top four credit categories by at least one nationally recognized statistical rating organization at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality.

For temporary defensive purposes, the fund may invest up to 100% of its assets in money market instruments, repurchase agreements and cash. To the extent the fund uses this strategy, it may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund.

The fund's investment performance is subject to a variety of risks, such as:

      o EQUITY SECURITY RISK. Because the fund invests primarily in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock's price, and a broad-based stock market drop may also cause a company's stock price to fall.

      o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest-rate risk. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest-rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond's price to fall. Interest-rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer-term bond when interest rates rise.

PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by comparing the fund's performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the periods shown. The fund began investment operations on September 22, 1986.(1) Past performance (before and after taxes) is not an indication of future performance.

(1) Prior to November 1, 2000, the fund was known as Morgan Keegan Southern Capital Fund, Inc. and had a policy of investing at least 65% of its assets in companies headquartered in the Southern United States. Morgan Keegan Select Fund, Inc., on behalf of Regions Morgan Keegan Select Capital Growth Fund series, assumed all of the assets, subject to the liabilities, of Morgan Keegan Southern Capital Fund, Inc. Morgan Keegan Southern Capital Fund, Inc. offered only one class of shares, which was converted to Class A shares of the fund.

CALENDAR YEAR ANNUAL TOTAL RETURNS (CLASS A)

The following bar chart illustrates the annual total returns for the fund's Class A shares. The returns for Class C and Class I shares of the fund differ from the Class A returns shown to the extent their respective expenses differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

                                  TOTAL RETURNS

                           [BAR CHART REPERSENTATION]

CALENDAR YEAR
1993    1994    1995    1996    1997    1998    1999    2000    2001     2002
5.20%   -4.17%  29.39%  20.17%  34.53%  12.23%  7.25%   -8.25%  -12.19%  -22.71%

Year-to-date performance as of
 9/30/03:                             21.23%

Highest quarterly return during years
shown:                                24.11% (quarter ended December 31, 1998)

Lowest quarterly return during years
shown:                               (18.49)% (quarter ended September 30, 1998)

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002

The table below shows how the average annual total returns (adjusted to reflect maximum applicable sales charges) for the fund's shares (before and after taxes) compare to those of the Standard & Poor's 500 Composite Stock Index ("S&P 500

Index"). The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                                  10 YEARS OR
                                            1 YEAR   5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
Class A-Return Before Taxes                (25.41)%  (6.27)%         4.31%
 Return After Taxes on Distributions       (25.41)%  (6.96)%         3.28%
 Return After Taxes on  Distributions &
   Sales of Fund Shares                    (15.60)%  (4.62)%         3.44%
Class C-Return Before Taxes                (24.01)%    N/A         (17.43)%(1)
Class I - Return Before Taxes                N/A       N/A         (19.41)%(2)
S&P 500 Index 3                            (22.10)%  (0.59)%         9.34%

(1)   Class C shares commenced operations on JUNE 15, 2001.
(2)   Class I shares commenced operations on JANUARY 23, 2002.
(3) The S&P 500 Index is a broad-based unmanaged index of U.S. stocks. Index returns do not reflect any deduction for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your
investment)                                        Class A    Class C   Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load) imposed on             3.50%(1)    0.00%     0.00%
purchases (as a percentage of offering price)
Maximum deferred sales charge (Load) (as a         0.00%(2)    1.00%     0.00%
percentage of the lesser of the offering price
or net asset value)
Sales charge (Load) imposed on reinvested           None       None      None
dividends and other distributions
Redemption fee (as a percentage of amount           None       None      None
redeemed)
Exchange fee                                        None       None      None
Account fee                                         None       None      None

(1)   No sales charge is imposed for purchases of $1 million or more.
(2) If you buy $1 million or more of Class A shares and redeem these shares within 12 months from the date of purchase, you will pay a 1% contingent deferred sales charge at the time of redemption.

ANNUAL FUND OPERATING EXPENSES (expenses that
are deducted from fund assets)                     Class A    Class C    Class I
--------------------------------------------------------------------------------
Management fee                                      1.00%      1.00%      1.00%
Distribution and service (12b-1) fees               0.50%      1.00%      0.00%
Other expenses                                      0.62%      0.61%      0.62%
                                                  ---------  ---------  --------
Total annual fund operating expenses(1)             2.12%      2.61%      1.62%
                                                  =========  =========  ========
Fee waiver                                          0.13%      0.04%      0.04%
                                                  ---------  ---------  --------

Net expenses:                                       1.99%      2.57%      1.58%
                                                  =========  =========  ========

(1) The Adviser has agreed to waive its fee and to reimburse the fund until October 31, 2004 to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 2.00% of Class A shares, 2.75% of Class C shares and 1.75% of Class I shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The expenses for the first year are calculated using the fee waiver while the expenses for subsequent years are calculated without the fee waiver. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                      Class A       Class C      Class I
                                   -------------  -----------  -----------
1 Year                                  $546          $361         $161
1 Year (if shares are not               $546          $261         $161
redeemed)
3 Years (whether or not shares          $981          $810         $509
are redeemed)
5 Years (whether or not shares        $1,442        $1,387         $881
are redeemed)
10 Years (whether or not shares       $2,717        $2,953       $1,928
are redeemed)

REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND

PRINCIPAL OBJECTIVE

The fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its assets in equity securities of large-, mid- and small-cap companies in the financial services industry. The fund will also invest a portion of its assets in other equities, the majority of which will be related to the financial services industry. Financial services companies include, but are not limited to, businesses such as large, regional and community banks and thrift institutions, securities brokerage firms, investment management companies, commodity brokerage firms, investment banks, specialty finance credit and finance companies, insurance and insurance brokerage firms, government-sponsored agencies, financial conglomerates, leasing companies, financial publishing and news services, credit research and rating services, financial advertising, and financial equipment and technology companies.

The fund is managed by the Adviser and sub-advised by T.S.J. Advisory Group, Inc. (the "Sub-adviser"). The Sub-adviser selects stocks for purchase that have a discount to perceived value and the potential for future growth. A low price to earnings multiple, low price to book value, low price to assets, and low price to liquidation value are all measures of value that the Sub-adviser uses. When assessing growth stock potential, the Sub-adviser considers, among other things, whether the issuer is in a fast-growing market, whether it has an innovative and growing product offering, and whether it has high growth demographics. The Sub-adviser identifies potential investments based on, among other things, an issuer's return on assets, return on equity, and the quality of its assets, the adequacy of its loan loss reserves and its operating efficiency. The Sub-advisor selects stocks to sell when the price exceeds the perceived value of the stock and/or the companies experience an event that would limit the potential for growth.

For temporary defensive purposes, the fund may invest up to 100% of its assets in money market instruments, repurchase agreements and cash. To the extent the fund uses this strategy, it may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Sub-adviser's ability to implement the investment strategy of the fund.

The fund's investment performance is subject to a variety of risks, such as:

      o EQUITY SECURITY RISK. Because the fund invests primarily in U.S. equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earning performance of a company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

      o FINANCIAL SERVICES INDUSTRIES AND CONCENTRATION RISKS. The fund, which concentrates most of its investments in the financial services industries, is more susceptible to factors adversely affecting issuers within that industry than would a broader based fund. Banks and financial services companies, in which the fund concentrates its investments, are subject to extensive government regulation that can affect their business significantly. The profitability of banks is also dependent on the availability and cost of funds, and on their ability to profitably invest in a portfolio of loans, which can fluctuate significantly when interest rates change. Economic downturns, credit losses and severe price competition can negatively affect the financial services industry.

PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year-to-year and comparing the fund's performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions. The fund began investment operations on August 28, 2000. Past performance (before and after taxes) is not an indication of future performance.

CALENDAR YEAR ANNUAL TOTAL RETURNS (CLASS A)

The following bar chart illustrates the annual total returns for the fund's Class A shares. The returns for Class C and Class I shares of the fund differ from the Class A returns shown to the extent their respective expenses differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

                                  TOTAL RETURNS

                           [BAR CHART REPERSENTATION]
      CALENDAR YEAR
      2001      2002
      2.51%     -5.42%

Year-to-date performance as of
9/30/03:                              17.83%

Highest quarterly return during year
shown:                                 7.62% (quarter ended March 31, 2002)
Lowest quarterly return during year
shown:                               (10.29)% (quarter ended September 30, 2002)

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002

The table below shows how the average annual total returns (adjusted to reflect maximum applicable sales charges) for the fund's shares (before and after taxes) compare to those of the KBW Bank Index. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                   1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
Class A-Return Before Taxes                        (9.91)%      (0.55)%
  Return After Taxes on Distributions             (10.22)%      (0.80)%
  Return After Taxes on Distributions
   & Sales of Fund Shares                          (5.89)%      (0.51)%
Class C-Return Before Taxes                        (6.85)%       1.04%
Class I-Return Before Taxes                        (4.83)%       2.09%
KBW Bank Index(1)                                 (10.67)%     (11.45)%

(1) The KBW Bank Index is a broad-based capitalization-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. Index returns do not reflect any deduction for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your
investment)                                         Class A    Class C   Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load) imposed on purchases    4.75%(1)   0.00%     0.00%
(as a percentage of offering price)
Maximum deferred sales charge (Load) (as a          0.00%(2)   1.00%     0.00%
percentage of the lesser of the offering price
or net asset value)
Sales charge (Load) imposed on reinvested           None       None      None
dividends and other distributions
Redemption fee (as a percentage of amount           None       None      None
redeemed)
Exchange fee                                        None       None      None
Account fee                                         None       None      None

(1) No sales charge is imposed for purchases of $1 million or more.
(2) If you buy $1 million or more of Class A shares and redeem these shares within 12 months from the date of purchase, you will pay a 1% contingent deferred sales charge at the time of redemption.

ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from fund assets)                 Class A       Class C       Class I
--------------------------------------------------------------------------------
Management fee                             1.00%         1.00%         1.00%
Distribution and service (12b-1) fees      0.50%         1.00%         0.00%
Other expenses                             0.92%         0.91%         0.93%
                                           -------------------------------------
Total annual fund operating expenses       2.42%         2.91%         1.93%
                                           =====================================

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                        Class A       Class C      Class I
                                     ----------------------------------------
1 Year                                   $709           $395        $197
1 Year (if shares are not                $709           $295        $197
redeemed)
3 Years (whether or not shares          $1,196          $904        $608
are redeemed)
5 Years (whether or not shares          $1,709         $1,538      $1,046
are redeemed)
10 Years (whether or not shares         $3,111         $3,245      $2,264
are redeemed)

REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND

PRINCIPAL OBJECTIVES

The fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The fund seeks capital growth as a secondary objective, when consistent with the fund's primary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund seeks to achieve its objectives by investing at least 80% of its assets in debt securities. The fund invests primarily in investment grade, intermediate term maturity bonds (those bonds rated investment grade by at least one nationally recognized statistical rating organization ("NRSRO") with effective maturities of 1 to 10 years) that the Adviser believes offer attractive yield and capital appreciation potential. Investment grade securities purchased by the fund will be rated, at the time of investment, at least BBB by at least one NRSRO including, but not limited to, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") or, if unrated, will be determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders. The policy of the fund is to keep the portfolio's average effective maturity between 3 and 10 years.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The Adviser sells securities that it believes no longer offer potentially better yield or total return than other available securities.

The fund may invest in U.S. Government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities. Moreover, in addition to purchasing investment grade securities to fulfill its investment objectives, the fund may invest up to 35% of its assets in below investment grade bonds (commonly referred to as "junk bonds"), convertible securities and common stocks.

For liquidity and flexibility, the fund may invest in investment grade, short term securities. In unusual market conditions, the fund may invest more assets in these securities temporarily as a defensive tactic. To the extent a fund uses this strategy, it may not achieve its investment objectives.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to implement the investment strategy of the fund.

The fund's investment performance is subject to a variety of risks, such as:

      o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond's price to fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise.

      o INTERMEDIATE TERM BONDS RISK. Bonds (debt) that have average maturities generally ranging from 1 to 10 years. These bonds normally offer higher yields but less price stability than short term bonds and offer greater price stability but lower yield than long term bonds.

      o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity rate. This is a risk especially associated with mortgage and asset-backed securities.

      o INVESTMENT GRADE BONDS RISK. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality.

      o BELOW INVESTMENT GRADE BONDS RISK. These bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider these bonds to be speculative in nature.

PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by comparing the fund's performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the periods shown. The fund began investment operations on March 22, 1999. Past performance (before and after taxes) is not an indication of future performance.

CALENDAR YEAR ANNUAL TOTAL RETURNS (CLASS A)

The following bar chart illustrates the annual total returns for the fund's Class A shares. The returns for Class C and Class I shares of the fund differ from the Class A shares shown in the bar chart to the extent their respective expenses differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

                                  TOTAL RETURNS

                           [BAR CHART REPERSENTATION]
     CALENDAR YEAR
     2000       2001       2002
     12.47%     11.82%     8.27%

Year-to-date performance as of 9/30/03:    4.93%

Highest quarterly return during years      4.44% (quarter ended March 31, 2001)
shown:
Lowest quarterly return during years       0.61% (quarter ended June 30, 2001)
shown:

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002

The table below shows how the average annual total returns (adjusted to reflect maximum applicable sales charges) for the fund's shares (before and after taxes) compare to those of the Lehman Brothers Intermediate Aggregate Index. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                     1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
Class A-Return Before Taxes                           6.10%        8.46%
  Return After Taxes on Distributions                 2.68%        5.20%
  Return After Taxes on Distributions & Sales
  of Fund Shares                                      3.66%        5.14%
Class C-Return Before Taxes                           6.71%        8.64%
Class I-Return Before Taxes                           8.54%        9.32%
Lehman Brothers Intermediate Aggregate Index(1)       9.49%        7.77%

(1) The Lehman Brothers Intermediate Aggregate Index is a broad-based unmanaged index of intermediate U.S. investment grade fixed rate bonds, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. Index returns do not reflect any deduction for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your
investment)                                         Class A   Class C   Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load)                         2.00%(1)  0.00%     0.00%
(as a percentage of offering price)
Maximum deferred sales charge (Load) (as a          0.00%(2)  1.00%     0.00%
percentage of the lesser of the offering price
or net asset value)
Sales charge (Load) imposed on reinvested           None      None      None
dividends and other distributions
Redemption fee (as a percentage of amount           None      None      None
redeemed)
Exchange fee                                        None      None      None
Account fee                                         None      None      None

(1) No sales charge is imposed for purchases of $1 million or more.
(2) If you buy $1 million or more of Class A shares and redeem these shares within 12 months from the date of purchase, you will pay a 1% contingent deferred sales charge at the time of redemption.

ANNUAL FUND OPERATING EXPENSES (expenses that are
deducted from fund assets)                  Class A       Class C       Class I
--------------------------------------------------------------------------------
Management fee                              0.40%         0.40%         0.40%
Distribution (12b-1) and service fees       0.25%         0.60%         0.00%
Other expenses                              0.20%         0.20%         0.20%
                                            ------------------------------------
Total annual fund operating expenses(1)     0.85%         1.20%         0.60%
                                            ====================================

(1) The Adviser has agreed to waive its fee and to reimburse the fund until October 31, 2004 to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 0.90% of net assets of Class A shares, 1.25% of net assets of Class C shares and 0.65% of net assets of Class I shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                        Class A      Class C      Class I
                                      -------------------------------------
1 Year                                   $285          $223         $61
1 Year (if shares are not                $285          $123         $61
redeemed)
3 Years (whether or not shares           $467          $382        $193
are redeemed)
5 Years (whether or not shares           $664          $662        $336
are redeemed)
10 Years (whether or not shares         $1,234        $1,463       $755
are redeemed)

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

PRINCIPAL OBJECTIVES

The fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as "junk bonds"). The fund seeks capital growth as a secondary objective when consistent with the fund's primary objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund seeks to achieve its objectives by investing a majority of its assets in below investment grade debt securities (bonds that are rated BB or below by an NRSRO, and that are deemed to be speculative as to the issuer's ability to make payments of principal and interest when due) that the Adviser believes offer attractive yield and capital appreciation potential. However, the fund may invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the fund's objectives with such investments. All securities purchased by the fund will be rated, at the time of investment, at least CCC by at least one NRSRO including, but not limited to, S&P and Moody's or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the fund and its shareholders.

In managing the fund's portfolio, the Adviser focuses on those securities believed to offer the most attractive value relative to alternative investments. That is, the Adviser invests in securities that it believes offer potentially better yield or total return (the combination of yield and price appreciation) than securities of comparable rating and maturity. This strategy is generally referred to as a "value" approach and is primarily concerned with individual security and sector selection. In addition, the Adviser's strategy does not attempt to forecast interest rate movements; rather the goal is to keep the fund's assets "fully invested" (hold a minimal amount of cash reserves - generally less than 10%) and to maintain a relatively stable average effective portfolio maturity. The policy of the fund is to keep the portfolio's average effective maturity between 3 and 15 years. The Adviser sells securities that it believes no longer offer potentially better yield or total return than other available securities.

Up to 100% of the fund's total assets may consist of debt securities that are rated below investment grade and their unrated equivalents (deemed by the Adviser to be of comparable quality). Types of debt securities include, but are not limited to, bonds, debentures, notes, mortgage-backed and asset-backed securities, convertible debt securities of domestic and foreign corporations, and municipal and foreign government obligations. The fund may invest up to 20% of its assets in foreign debt and equity securities. Equity securities include common stock, preferred stock and convertible preferred securities.

For liquidity and flexibility, the fund may invest in investment grade, short-term securities. In unusual market conditions, the fund may invest more assets in these securities temporarily as a defensive tactic. To the extent the fund uses this strategy, it may not achieve its investment objectives.

PRINCIPAL RISKS

An investment in the fund is not guaranteed. As with any mutual fund, the value of the fund's shares will change and you could lose money by investing in the fund. In addition, the performance of the fund depends on the Adviser's ability to effectively implement the investment strategies of the fund.

The fund's investment performance is subject to a variety of risks, such as:

      o BELOW INVESTMENT GRADE BONDS RISK. The fund invests primarily in below investment grade bonds. These bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. The market prices of below investment grade bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. In the event of an unanticipated default, the fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers may experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. NRSROs consider such bonds to be speculative in nature.

      o BOND MARKET RISK. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is risk that the issuer of the bond will not pay or is perceived as less likely to pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the fund, will fall. A broad-based market drop may also cause a bond's price to fall. Interest rate risk is generally greater the longer the remaining maturity of the bonds. Prices will usually decrease more for a longer term bond when interest rates rise.

      o ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK. There is the risk that the principal on asset- or mortgage-backed securities may be partially or fully prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.

      o INVESTMENT GRADE BONDS RISK. Bonds that are rated in the top four credit categories by at least one NRSRO at the time of purchase or, if not rated, that are considered by the Adviser to be of comparable quality. Investment grade bonds are considered less risky than bonds whose ratings are below investment grade; ratings are no guarantee of quality.

      o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the fund's performance to fluctuate more than if it held only U.S. securities.

      o EQUITY SECURITY RISK. Because the fund may invest in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities, corporate bonds and preferred stock, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing changes in the fund's performance from year to year and by comparing the fund's performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and distributions and include the effect of expense limitations that were in place during the periods shown. The fund began investment operations on March 22, 1999. Past performance (before and after taxes) is not an indication of future performance.

CALENDAR YEAR ANNUAL TOTAL RETURNS (CLASS A)

The following bar chart illustrates the annual total returns for the fund's Class A shares. The returns for Class C and Class I shares of the fund differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

                                  TOTAL RETURNS

                           [BAR CHART REPERSENTATION]

      CALENDAR YEAR
      2000      2001       2002
      17.06%    17.71%     11.20%

Year-to-date performance as of 9/30/03: 10.72%

Highest quarterly return during years    6.26% (quarter ended March 31, 2001)
shown:
Lowest quarterly return during years     0.95% (quarter ended December 31, 2002)
shown:

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2002

The table below shows how the average annual total returns (adjusted to reflect maximum applicable sales charges) for the fund's shares (before and after taxes) compare to those of the Lehman Brothers Ba High Yield Index. The table also shows the Class A total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor's own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                      1 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
Class A-Return Before Taxes                            8.42%       13.04%
  Return After Taxes on Distributions                  3.46%        7.90%
  Return After Taxes on Distributions & Sales
  of Fund Shares                                       5.10%        7.86%
Class C-Return Before Taxes                            9.55%       13.24%
Class I-Return Before Taxes                           11.48%       14.08%
Lehman Brothers Ba High Yield Index(1)                (1.80)%       3.91%

(1) The Lehman Brothers Ba High Yield Index is a broad-based unmanaged index of Ba fixed rate, non-investment grade debt. All bonds included in the High Yield Index must be dollar-denominated, nonconvertible, have at least one year remaining to maturity, and an outstanding par value of at least $150 million. Index returns do not reflect any deduction for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your
investment)                                        Class A    Class C    Class I
--------------------------------------------------------------------------------
Maximum sales charge (Load)                        2.50%(1)   0.00%      0.00%
(as a percentage of offering price)
Maximum deferred sales charge (Load) (as a         0.00%(2)   1.00%      0.00%
percentage of the lesser of the offering price
or net asset value)
Maximum sales charge (Load) imposed on             None       None       None
reinvested dividends and other distributions
Redemption fee (as a percentage of amount          None       None       None
redeemed)
Exchange fee                                       None       None       None
Account fee                                        None       None       None


(1) No sales charge is imposed for purchases of $1 million or more.
(2) If you buy $1 million or more of Class A shares and redeem these shares within 12 months from the date of purchase, you will pay a 1% contingent deferred sales charge at the time of redemption.

ANNUAL FUND EXPENSES (expenses that are deducted
from fund assets)                           Class A       Class C       Class I
--------------------------------------------------------------------------------
Management fee                              0.75%         0.75%         0.75%
Distribution (12b-1) and service fees       0.25%         0.75%         0.00%
Other expenses                              0.13%         0.14%         0.13%
                                            ------------------------------------
Total annual fund operating expenses(1)     1.13%         1.64%         0.88%
                                            ====================================

(1) The Adviser has agreed to waive its fee and to reimburse the fund until October 31, 2004 to the extent its total annual operating expenses (excluding brokerage, interest, taxes, and extraordinary expenses) exceed 1.25% of net assets of Class A shares, 1.75% of net assets of Class C shares and 1.00% of net assets of Class I shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the fund and then redeem all of your shares at the end of the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                        Class A       Class C       Class I
                                      -----------   -----------   -----------
1 Year                                   $363           $267          $90
1 Year (if shares are not                $363           $167          $90
redeemed)
3 Years (whether or not shares           $601           $519         $282
are redeemed)
5 Years (whether or not shares           $859           $895         $490
are redeemed)
10 Years (whether or not shares         $1,598         $1,953       $1,091
are redeemed)

Effective December 31, 2002, Morgan Keegan & Company, Inc. ("Morgan Keegan"), the fund's distributor, no longer offers shares of the fund to new investors. Shareholders of the fund as of December 31, 2002 will be able to purchase additional shares of the fund after December 31, 2002. The fund reserves its right to change this policy at any time.

YOUR ACCOUNT

BUYING SHARES If you are buying shares through a Morgan Keegan financial advisor, he or she can assist you with all phases of your investment.

MINIMUM INITIAL INVESTMENT FOR CLASS A AND CLASS C SHARES OF THE INTERMEDIATE BOND FUND, THE HIGH INCOME FUND AND THE CAPITAL GROWTH FUND:

o     $1,000
o     $250 for Individual Retirement Accounts

MINIMUM ADDITIONAL INVESTMENT FOR THE INTERMEDIATE BOND FUND, THE HIGH INCOME FUND AND THE CAPITAL GROWTH FUND:

o     $50 for any account

MINIMUM INITIAL INVESTMENT FOR CLASS A AND CLASS C SHARES OF FINANCIAL FUND:

o     $2,500
o     $1,000 for Individual Retirement Accounts

MINIMUM ADDITIONAL INVESTMENT FOR FINANCIAL FUND:

o     $100 for any account

Initial and subsequent investments in an IRA account established on behalf of a non-working spouse of a shareholder who has an IRA invested in the fund require a minimum amount of only $250. In addition, once you have established an account, the minimum amount for subsequent investments will be waived if an investment in an IRA or similar plan is the maximum amount permitted under the Internal Revenue Code of 1986, as amended (the "Code").

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To buy shares without the help of a Morgan Keegan financial advisor, please use the instructions on these pages.

CHOOSING A SHARE CLASS

Each fund offers three share classes. Each class has its own expense structure.

Your investment plans will determine which class is most suitable for you. For example, if you are investing a substantial amount OR if you plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing for less than five years, you may want to consider Class C shares.

Class I shares are available only to a limited group of investors. If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class I shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your Morgan Keegan financial advisor can help you choose the share class that makes the most sense for you.

CLASS COMPARISON

CLASS A -- FRONT LOAD

o Initial sales charge of 3.50% for the Capital Growth Fund, 4.75% for the Financial Fund, 2.00% for the Intermediate Bond Fund and 2.50% for the High Income Fund (in each case, as a percentage of offering price which includes the sales load); see schedule below.

o Lower sales charges for larger investments of $50,000 or more; no sales charge for purchases of $1 million or more.

o Lower annual expenses than Class C shares due to lower distribution (12b-1) fee of 0.50% for the Capital Growth Fund and the Financial Fund and 0.25% for the Intermediate Bond Fund and the High Income Fund.

o "Right of accumulation" allows you to determine the applicable sales load on a purchase by including the value of your existing Morgan Keegan investments as part of your current investment.

o "Letter of intent" allows you to count all investments in this or other Morgan Keegan funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

--------------------------------------------------------------------------------
                    CAPITAL GROWTH FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------
Your Investment        As a % of Offering Price   As a % of Net Amount Invested
up to $49,999                   3.50%                         3.63%
$50,000 to $99,999              3.00%                         3.09%
$100,000 to $249,999            2.50%                         2.56%
$250,000 to $499,999            1.50%                         1.52%
$500,000 to $999,999            1.00%                         1.01%
$1 million and over             0.00%(1)                      0.00%(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       FINANCIAL FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------
Your Investment        As a % of Offering Price   As a % of Net Amount Invested
up to $49,999                   4.75%                         4.99%
$50,000 to $99,999              4.25%                         4.44%
$100,000 to $249,999            3.75%                         3.90%
$250,000 to $499,999            2.50%                         2.56%
$500,000 to $999,999            1.00%                         1.01%
$1 million and over             0.00%(1)                      0.00%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   INTERMEDIATE BOND FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------
Your Investment        As a % of Offering Price   As a % of Net Amount Invested
up to $49,999                   2.00%                         2.04%
$50,000 to $99,999              1.75%                         1.78%
$100,000 to $249,999            1.50%                         1.52%
$250,000 to $499,999            1.00%                         1.01%
$500,000 to $999,999            0.75%                         0.76%
$1 million and over             0.00%(1)                      0.00%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      HIGH INCOME FUND CLASS A SALES CHARGE
--------------------------------------------------------------------------------
Your Investment        As a % of Offering Price   As a % of Net Amount Invested
up to $49,999                   2.50%                         2.56%
$50,000 to $99,999              2.25%                         2.30%
$100,000 to $249,999            1.75%                         1.78%
$250,000 to $499,999            1.25%                         1.27%
$500,000 to $999,999            1.00%                         1.01%
$1 million and over             0.00%(1)                      0.00%(1)
--------------------------------------------------------------------------------

(1) You can purchase $1 million or more of Class A shares without a sales charge. However, if you purchase shares of that amount, they will be subject to a contingent deferred sales charge if you redeem within 12 months of the date of purchase. The contingent deferred sales charge on redemptions of shares is 1% of the lesser of the purchase price of the shares or their net asset value at the time of redemption. In the event of a partial redemption, the contingent deferred sales charge will be applied to the oldest shares held first. The distributor may pay a dealer concession and/or service fee for purchases of $1 million or more.

CLASS C -- LEVEL LOAD

o     No initial sales charge.
o Contingent deferred sales charge of 1% of the lesser of the purchase price of the shares or their net asset value at the time of redemption, payable by you if you sell shares within one year of purchase. In the event of a partial redemption, the contingent deferred sales charge will be applied to the oldest shares held first.
o Annual distribution (12b-1) fee of 1.00% for the Capital Growth Fund and the Financial Fund, 0.60% for the Intermediate Bond Fund and 0.75% for the High Income Fund.

CLASS I -- NO LOAD

o     No sales charges of any kind.
o No distribution (12b-1) fees; annual expenses are lower than other share classes.

o Available only to certain retirement accounts, advisory accounts of the investment manager and broker special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees (contact your Morgan Keegan financial advisor for information).

POLICIES FOR BUYING SHARES

Once you have chosen a share class, complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS. All requests received by the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) will be executed the same day, at that day's closing share price. Orders received after the closing of the NYSE will be executed the following day, at that day's closing share price. To purchase shares at the next computed net asset value an investor must submit an order to Morgan Keegan by completing the enclosed purchase application and sending it along with a check to Morgan Keegan at the address listed in the application or through a pre-authorized check or transfer plan offered by other financial institutions.

PURCHASES BY CHECK. Complete the enclosed purchase application. Forward your application, with all appropriate sections completed, along with a check for your initial investment payable to your Morgan Keegan financial advisor or Morgan Keegan at 50 Front Street, Memphis, TN 38103.

ANTI-MONEY LAUNDERING LAWS. If we are unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may open your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value ("NAV").

Call your Morgan Keegan financial advisor or Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com.

TO ADD TO AN ACCOUNT

BY PHONE. Contact Morgan Keegan at 800-366-7426.

BY CHECK. Fill out the investment stub from an account statement, or indicate the fund name and share class on your check. Make checks payable to "Morgan Keegan." Mail the check and stub to Morgan Keegan at 50 Front Street, Memphis, TN 38103.

SYSTEMATIC INVESTMENT. Call Morgan Keegan to verify that systematic investment is in place on your account, or to request a form to add it. Investments are automatic once this is in place.

Call your Morgan Keegan financial advisor or Morgan Keegan at 800-366-7426 or visit our Web site at www.morgankeegan.com.

BUYING SHARES THROUGH A FINANCIAL ADVISOR

BY MAIL. Send a completed purchase application to Morgan Keegan at the address at the bottom of this page. Specify the fund, the share class, the account number and the dollar value or number, if any, of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE. As long as the transaction does not require a written request, you or your financial advisor can buy shares by calling Morgan Keegan at 800-366-7426. A confirmation will be mailed to you promptly. Purchase requests, where the investor making the request does not currently have an account with Morgan Keegan, must be made by written application and be accompanied by a check to Morgan Keegan.

BY EXCHANGE. Read the section of the prospectus for the fund into which you are exchanging. Call Morgan Keegan at 800-366-7426 or visit our website at www.morgankeegan.com. All exchanges will be made by telephone.

BY SYSTEMATIC INVESTMENT. See plan information on page 25.

MORGAN KEEGAN & CO., INC.
50 Front Street, Memphis, TN 38103
Call toll-free:  1-800-366-7426
(8:30 a.m. - 4:30 p.m., business days, Central time)

INTERNET

www.morgankeegan.com

SELLING SHARES

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS. Please submit instructions in writing when any of the following apply:

o     You are selling more than $100,000 worth of shares
o     The name or address on the account has changed within the last 30 days
o You want the proceeds to go to a name or address not on the account registration
o You are transferring shares to an account with a different registration or share class

o You are selling shares held in a corporate or fiduciary account; for these accounts additional documents are required:

      CORPORATE  ACCOUNTS:  certified copy of a corporate  resolution  FIDUCIARY
      ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all written requests must bear signature guarantees. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

TIMING OF REQUESTS. All requests received by Morgan Keegan before the close of the NYSE (normally 4:00 p.m. Eastern time) will be executed the same day, at that day's closing price. Requests received after the close of the NYSE will be executed the following day, at that day's closing share price.

SELLING RECENTLY PURCHASED SHARES. If you sell shares before the payment for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase date. Any delay would occur only when it cannot be determined that payment has cleared.

TO SELL SOME OR ALL OF YOUR SHARES

THROUGH A FINANCIAL ADVISOR

BY MAIL. Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to Morgan Keegan at the address at the bottom of this page. Specify the fund, the share class, the account number and the dollar value or number of shares. Be sure to include any necessary signatures and any additional documents.

BY TELEPHONE. As long as the transaction does not require a written request (see facing page), you or your financial professional can sell shares by calling Morgan Keegan at 800-366-7426. A check will be mailed to you on the following business day.

BY EXCHANGE.  Read the  prospectus  for the fund into which you are  exchanging.
Call   Morgan   Keegan   at    800-366-7426   or   visit   our   Web   site   at
www.morgankeegan.com. All exchanges may be made by telephone and mail.

BY SYSTEMATIC WITHDRAWAL. See plan information on page 25.

MORGAN KEEGAN & CO., INC.
50 Front Street
Memphis, TN 38103

Call toll-free:  1-800-366-7426
(8:30 a.m.  -  4:30 p.m., business days, Central time)

INTERNET
www.morgankeegan.com

ACCOUNT POLICIES

BUSINESS HOURS. The funds are open the same days as the NYSE (generally Monday through Friday). Representatives of the funds are available normally from 8:30 a.m. to 4:30 p.m. Central time on these days.

CALCULATING SHARE PRICE. The offering price of a share is its net asset value plus a sales charge, if applicable. Each fund calculates the NAV of its shares every day the NYSE is open for business, as of the close of the customary trading session (usually 4:00 p.m. Eastern time), or any earlier NYSE closing time that day, by subtracting the liabilities from the total assets attributable to shares and dividing the result by the number of shares outstanding. Please refer to the Statement of Additional Information for a listing of days when the NYSE is closed. Investments in securities traded on a national securities exchange are stated at the last reported sales price on the day of valuation.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last-quoted bid price. The Intermediate Bond Fund and the High Income Fund normally obtain market values for their portfolio securities from an independent pricing service or from the use of an internal matrix system that derives value based on comparable securities. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, or original cost plus accrued interest, both of which approximate market value. When the funds believe that a market quote does not reflect a security's true value, the funds may substitute for the market quote a fair value estimate made according to methods approved by the Board of Directors. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities could change on days when you can't buy or sell fund shares.

TELEPHONE REQUESTS. When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your financial advisor can also use these privileges to request exchanges on your account, and with your written permission, redemptions.

As long as Morgan Keegan takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The funds may suspend or eliminate the telephone privilege at any time. The funds will provide 7 days' prior written notice before suspending or eliminating telephone privileges.

EXCHANGE PRIVILEGES. You may exchange shares of the funds for shares of any series of Morgan Keegan Select Fund, Inc. without a sales charge. Your new fund shares will be the same class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment. You may also exchange shares between Morgan Keegan Select Fund, Inc. (distributed by Morgan Keegan) and Regions Morgan Keegan Select Funds (distributed by Federated Securities Corp.) at net asset value. You should obtain a prospectus from your Morgan Keegan financial advisor for any fund you wish to exchange into. Please read the applicable prospectus carefully before you request an exchange.

Because frequent exchanges can interfere with fund management and drive up costs for all shareholders, the funds limit each account, or group of accounts under common ownership or control, to six exchanges per calendar year. If you exceed that number of exchanges, your account may be restricted from further exchanges. The funds may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request. The funds will provide 60 days' prior written notice before materially amending, suspending or eliminating exchange privileges.

ACCOUNTS WITH LOW BALANCES. If the value of your account falls below $500 due to exchanges and redemption, Morgan Keegan may mail you a notice asking you to either bring the account back up to $500 or close it out. If you do not take action within 60 days, Morgan Keegan may sell your shares and mail the proceeds to you at the address of record.

REINSTATING RECENTLY SOLD SHARES. For 120 days after you sell Class A shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into Class A Shares of the same or another Morgan Keegan Fund at net asset value, without payment of a sales charge.

ADDITIONAL POLICIES

Please note that the funds maintain additional policies and reserve certain rights, including:

Class A shares may be acquired without a sales charge if the purchase is made through a Morgan Keegan financial advisor who formerly was employed as a broker with another firm registered as a broker-dealer with the Securities and Exchange Commission, if the following conditions are met: (1) the purchaser was a client of the investment executive at the other firm for which the investment executive previously served as a broker; (2) within 90 days of the purchase of the fund's shares, the purchaser redeemed shares of one or more mutual funds for which that other firm or its affiliates served as principal underwriter, provided that either the purchaser had paid a sales charge in connection with investment in such funds or a contingent deferred sales charge upon redeeming shares in such funds; and (3) the aggregate amount of the fund's shares purchased pursuant to this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds, noted in (2) above, from the shares of the mutual fund(s) for which the other firm or its affiliates served as principal underwriter. In addition, Class A shares may be acquired without a sales charge if a purchase is made with the proceeds of a redemption of other mutual fund shares, provided that the purchaser paid a sales charge in connection with purchasing or redeeming these shares and further provided that the purchase of the Class A shares of the fund is made within 30 days of that redemption.

The funds may vary their initial or additional investment levels in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

At any time, the funds may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares or refuse a purchase order. Additionally, in accordance with applicable law, the funds may suspend the right of redemption.

To permit investors to obtain the current price, dealers are responsible for transmitting all orders to Morgan Keegan promptly.

Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

INVESTOR SERVICES

SYSTEMATIC INVESTMENT PROGRAM (SIP). Use SIP to set up regular automatic investments in a fund from your bank account. You determine the frequency and the amount of your investments, and you can skip an investment with three days' notice. Not available with Class I shares.

SYSTEMATIC WITHDRAWAL PLAN. This plan is designated for retirees and other investors who want regular withdrawals from a fund account. Certain terms and minimums apply.

DIVIDEND ALLOCATION PLAN. This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION. This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

AUTOMATED INVESTMENTS OR WITHDRAWALS. Set up regular investments or withdrawals to suit your needs and let Morgan Keegan do the work for you.

MOVE MONEY BY PHONE. Designate this on your application and you can move money between your bank account and your Morgan Keegan account with a phone call.

DIVIDEND REINVESTMENT. Have your dividends automatically reinvested at no sales charge.

EXCHANGES. It's easy to move money from one fund to another with no exchange fees. (The exchange privilege may be changed or discontinued at any time.) Call 800-366-7426 or visit our Web site at www.morgankeegan.com.

OPENING AN ACCOUNT. Opening a regular investment or a tax-deferred retirement account at Morgan Keegan is easy. Your financial advisor can help you determine which fund is right for you. He or she is trained to understand investments and can help speed the application process.

SERVICES. Take advantage of everything your financial advisor and Morgan Keegan have to offer. The services described on this page can make investing easy for you. And your financial advisor can be a valuable source of guidance and additional services, for planning your investments and for keeping them on track with your goals.

Morgan Keegan also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call
800-366-7426 for information on retirement plans or any of the services described above.

FUNDS' INVESTMENT ADVISER

The funds are managed by Morgan Asset Management, Inc., 417 North 20th Street, Birmingham, AL 35203. Pursuant to each fund's advisory agreement, the Adviser is responsible for the investment management of the funds, including making investment decisions and placing orders to buy, sell or hold a particular security. The Capital Growth Fund pays the Adviser a management fee equal to an annual rate of 1.00% of the average daily net assets of the fund for the first $100 million of assets and 0.75% of the average daily net assets exceeding $100 million; Financial Fund pays the Adviser an advisory fee equal to an annual rate of 1.00% of its average daily net assets; the Intermediate Bond Fund pays the Adviser an advisory fee equal to an annual rate of 0.40% of its average daily net assets; and the High Income Fund pays the Adviser an advisory fee equal to an annual rate of 0.75% of its average daily net assets. Founded in 1986, the Adviser is an indirect wholly owned subsidiary of Regions Financial Corporation, a publicly held financial holding company that provides banking and other financial services. The Adviser also serves as investment adviser to Regions Morgan Keegan Select Funds, a separately registered investment company consisting of nine funds. The Adviser has, as of September 30, 2003, more than $
3.9 billion in total assets under management.

T. S. J. Advisory Group, Inc., 3650 Mansell Road, Suite 200, Alpharetta, GA 30022, sub-advises the Financial Fund. Founded in 2000, the Sub-adviser is controlled by T. Stephen Johnson, who also controls T. Stephen Johnson & Associates, Inc. ("TSJ&A"), a bank consulting firm and investment manager in the Southeast established in 1986, and W. James Stokes. The Sub-adviser is responsible for the day-to-day management of the fund and makes investment decisions and places orders to buy, sell or hold a particular security. The Adviser pays the Sub-adviser an advisory fee equal to an annual rate of 0.75% of the fund's average daily net assets. The Sub-adviser has, as of September 30, 2003, more than $ 8.7 million in total assets under management.

FUNDS' PORTFOLIO MANAGERS

CAPITAL GROWTH FUND

Charles A. Murray, CFA has served as the portfolio manager of the Capital Growth Fund since November 1, 2002. Since November 1, 2002, Mr. Murray has been a Vice-President of the Adviser. Prior to November 1, 2002, he was Senior Vice-President of the Capital Management Group, a registered investment adviser that was a division of Regions Bank, a wholly owned subsidiary of Regions
Financial Corporation. He served as a Portfolio Manager there from 1974. He received a B.S. in Marketing from the University of Alabama in 1970.

FINANCIAL FUND

W. James Stokes serves as the portfolio manager of the Financial Fund. Mr. Stokes has been the Managing Director of the Sub-advisor since its inception. He joined TSJ&A in 1987 as a Vice President in charge of financial analysis. His bank consulting practice has focused on mergers and acquisitions, stock valuations, fairness opinions and regulatory issues. He also served as Managing Director of the Southeast Bank Fund Inc. (an investment company) from 1995 through 1998. Mr. Stokes began his banking career as a Bank Examiner with the Federal Reserve Bank of Atlanta. He received a BBA in Finance from Emory University in Atlanta in 1980.

INTERMEDIATE BOND FUND AND HIGH INCOME FUND

James C. Kelsoe, CFA, serves as the portfolio manager of the Intermediate Bond Fund, the High Income Fund and RMK High Income Fund, Inc., a closed-end investment company traded on the NYSE. Mr. Kelsoe is the Chief Fixed Income Investment Officer of the Adviser, a position he has held since 1991. He joined Morgan Keegan in 1991 and has been in the investment business since 1986. He received a B.S. in Finance from the University of Alabama in 1986.

FUNDS' DISTRIBUTOR

Morgan Keegan acts as the distributor of the funds' shares. It also is a wholly owned subsidiary of Regions Financial Corporation. Each fund has adopted a plan under Rule 12b-1 that allows the funds to pay distribution fees for the sale and distribution of the Class A and C shares and for shareholder servicing. Morgan Keegan bears costs including printing and distributing prospectuses to investors, preparing and distributing sales literature and compensation of its employees involved in the sales of shares. Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS

INCOME AND CAPITAL GAIN DISTRIBUTIONS. Each fund distributes all its net investment income and net capital gain to its shareholders. Each of the Capital Growth Fund and the Financial Fund declares and pays dividends from its net investment income annually. Using projections of its future income, each of the Intermediate Bond Fund and the High Income Fund declares dividends from its net investment income daily and pays them monthly. Each fund distributes net capital gains annually, if any.

You may have your distributions reinvested in shares of the distributing class of the fund or credited to your brokerage account or mailed out by check. If you do not give Morgan Keegan other instructions, your distributions will automatically be reinvested in shares of the distributing class of the fund.

TAX CONSIDERATIONS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS. In general, any dividends and distributions of the excess of net short-term capital gains over net long-term capital losses you receive from the funds are taxable as ordinary income, except that a fund's dividends attributable to "qualified dividend income" (I.E., dividends received on stock of U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate, enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act"), for individual shareholders who satisfy those restrictions with respect to the shares on which the fund dividends were paid. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gains, which also are subject to a 15% maximum federal income tax rate for individual shareholders (as a result of enactment of the 2003 Act) to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, your fund will send you information detailing the amounts of dividends and net capital gain distributed to you for the previous year.

The sale (redemption) of fund shares is a taxable event and may produce a gain or loss. For tax purposes, an exchange is treated the same as a sale. Any capital gain an individual shareholder recognizes on a redemption or exchange between May 6, 2003 and December 31, 2008, of his or her fund shares that have been held for more than one year will qualify for the 15% maximum rate enacted by the 2003 Act. That act did not change the tax rate on short-term capital gains, which will continue to be taxed at the ordinary income rate.

Unless your investment is in a tax-deferred account, you may want to avoid:

o Investing a large amount in a fund shortly before a capital gain distribution or dividend payment date, because when the fund makes the distribution, you will receive some of your investment back as a taxable distribution, or
o Selling shares of a fund at a loss for tax purposes and reinvesting in shares of that fund within 30 days before or after that sale, because such a transaction is considered a "wash sale," and you will not be allowed to deduct all or part of the tax loss.

Your investment in the funds could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING. By law, the funds must withhold 28% of distributions and redemption proceeds otherwise payable to you if you have not provided complete, correct taxpayer identification information and 28% of your distributions if you are otherwise subject to backup withholding.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the funds' financial performance for the periods shown.(1) Certain information reflects financial results for a single fund share. The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and other distributions). This information for the years ended June 30, 2003 and June 30, 2002 was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the funds' financial statement, is included in the funds' Annual Report to Shareholders for the fiscal year ended June 30, 2003. KPMG LLP was the funds' independent auditor for the years and for the fiscal periods presented prior to June 30, 2002. Annual Reports may be obtained without charge by calling 1-800-564-2188.

                                        REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND
                                 ----------------------------------------------------------------
                                                             CLASS A
                                 ----------------------------------------------------------------
                                   For the      For the      For the      For the      For the
                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                  June 30,     June 30,     June 30,     June 30,     June 30,
                                    2003         2002         2001         2000         1999
                                 ----------------------------------------------------------------
Net Asset Value, beginning of      $17.22       $19.77       $26.87       $27.10       $26.56
   period

INCOME FROM INVESTMENT
   OPERATIONS
  Net Investment (Loss)            (0.15)        (0.18)       (0.13)       (0.20)       (0.17)
  Net Gain (Loss) on Securities    (0.34)        (2.22)       (3.05)       (0.03)        1.46
                                 ----------------------------------------------------------------
  Total from Investment            (0.49)        (2.40)       (3.18)       (0.23)        1.29
   Operations

LESS DISTRIBUTIONS
  Dividends (from net
   investment income)                -             -            -            -            -
  Distribution (from realized
   gains)                            -           (0.15)       (3.92)         -          (0.72)
  Distribution (return of
   capital)                          -             -            -            -          (0.03)
  Net Asset Value, end of
   period                         $16.73         $17.22       $19.77       $26.87       $27.10
  Total Return(2)                  (2.85%)       (12.20%)     (13.81%)      (0.85%)       5.20%


RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period     $30,449,863   $37,069,483   $47,075,292  $69,386,938  $95,893,801
  Expenses to Average Net
   Assets                           1.99%(3)       2.00%        1.97%        1.76%        1.74%
  Net Investment Income to
   Average Net Assets              (1.00%)      (0.98%)        (1.07%)      (0.74%)      (0.68%)
  Portfolio Turnover Rate            77%          31%             29%          20%          15%

(1) Prior to November 1, 2000, the Capital Growth Fund operated as Morgan Keegan Southern Capital
Fund, Inc. and had a policy of investing at least 65% of its assets in companies headquartered in the Southern United States.  Morgan Keegan Southern  Capital Fund, Inc. offered only one class of shares that was converted to Class A shares of the fund.
(2) Total return does not include front-end sales load.
(3) 2.12%  before  expense  reimbursement  and fee waiver from  Adviser for Class A shares for the period ended June 30, 2003.

                REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND
                                    -----------------------------------------------------------
                                                              CLASS C
                                    -----------------------------------------------------------
                                       For the Year        For the Year        For the Period
                                          Ended               Ended            June 15, 2001
                                      June 30, 2003       June 30, 2002           through
                                                                               June 30, 2001
                                    -----------------------------------------------------------
Net Asset Value, beginning of             $17.13              $19.76               $19.77
   period

INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                    (0.24)              (0.27)                 -
  Net Gain (Loss) on Securities            (0.34)              (2.21)               (0.01)
                                    -----------------------------------------------------------
  Total from Investment Operations         (0.58)              (2.48)               (0.01)

LESS DISTRIBUTIONS
  Dividends (from net investment
   income)                                   -                   -                    -
  Distribution (from realized
   gains)                                    -                 (0.15)                 -
  Distribution (return of capital)           -                   -                    -
  Net Asset Value, end of period          $16.55              $17.13               $19.76
  Total Return                             (3.39%)            (12.66%)                -

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period              $29,050             $32,933               $5,394
  Expenses to Average Net Assets(1)        2.57%(2)            2.49%                1.97%
  Net Investment Income to Average
      Net Assets(1)                       (1.58%)             (1.47%)              (1.07%)
  Portfolio Turnover Rate                    77%                 31%                  29%

(1) Ratio annualized for periods less than one year.
(2) 2.61%  before  expense reimbursement and fee waiver from  Adviser for Class C shares for the period ended June 30, 2003.

                               REGIONS MORGAN KEEGAN SELECT CAPITAL GROWTH FUND

                                    ---------------------------------------
                                                   CLASS I
                                                          For the Period
                                       For the Year      January 23, 2002
                                          Ended              through
                                      June 30, 2003       June 30, 2002
                                    ---------------------------------------
Net Asset Value, beginning of
   period                                $17.26              $18.39

INCOME FROM INVESTMENT OPERATIONS
  Net Investment (Loss)                  (0.09)              (0.09)
  Net Gain (Loss) on Securities          (0.34)              (1.04)
                                    ---------------------------------------

  Total from Investment Operations       (0.43)              (1.13)

LESS DISTRIBUTIONS
  Dividends (from net investment
   income)                                 -                   -
  Distribution (from realized
   gains)                                  -                   -
  Distribution (return of capital)         -                   -
  Net Asset Value, end of period        $16.83              $17.26
  Total Return                           (2.49%)             (6.14%)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period             $513,661            $441,995
  Expenses to Average Net Assets(1)       1.58%2              1.50%
  Net Investment Income to Average
       Net Assets(1)                     (0.59%)             (0.48%)
  Portfolio Turnover Rate                   77%                 31%

(1) Ratio annualized for periods less than one year.

(2) 1.62% before expense reimbursement and fee waiver from Adviser for Class I shares for the period ended June 30, 2003.

                                 REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND
                              --------------------------------------------------
                                                  CLASS A
                              --------------------------------------------------

                               For the Year     For the Year    For the Period
                                   Ended           Ended       August 30, 2000
                               June 30, 2003   June 30, 2002   through June 30,
                                                                     2001
                              --------------------------------------------------
Net Asset Value, beginning        $11.56           $11.32           $10.00
of period

INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income            (0.02)          (0.02)            0.04
  Net Gains (loss) on
  Securities                       (0.20)            0.32            1.28
                              --------------------------------------------------
Total from Investment
Operations                         (0.22)            0.30            1.32

LESS DISTRIBUTIONS
  Dividends (from net
   investment income)             (0.03)           (0.02)             -
  Distributions (from
    realized gains)               (0.12)           (0.04)             -
  Net Asset Value, end of
   period                        $11.19           $11.56           $11.32
  Total Return(1)                 (1.77%)          2.76%            13.20%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period     $6,279,463      $11,495,119      $18,412,183
  Expenses to Average Net
   Assets(2)                         2.42%           2.26%          2.48%
  Net Investment Income to
   Average Net Assets(2)            (0.18%)         (0.15%)         0.36%

  Portfolio Turnover Rate               3%             19%            23%

(1) Total return does not include front-end sales load that applies to Class A shares of the fund.

(2) Ratio annualized for periods less than one year.

                                   REGIONS MORGAN KEEGAN SELECT FINANCIAL FUND
                                  ----------------------------------------------
                                                       CLASS C
                                  ----------------------------------------------
                                                                 For the Period
                                   For the Year    For the Year  August 30, 2000
                                      Ended           Ended          through
                                  June 30, 2003   June 30, 2002   June 30, 2001
                                  ----------------------------------------------
Net Asset Value, beginning of        $11.46          $11.27          $10.00
period

INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income               (0.07)          (0.07)          (0.03)
  Net Gains (loss) on Securities      (0.20)           0.32            1.30
                                  ----------------------------------------------
Total from Investment Operations      (0.27)           0.25            1.27

LESS DISTRIBUTIONS
  Dividends (from net
   investment income)                 (0.03)          (0.02)            -
  Distributions (from realized
   gains)                             (0.12)          (0.04)            -
  Net Asset Value, end of period     $11.04          $11.46          $11.27
  Total Return                        (2.22%)          2.24%          12.70%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period         $1,536,217      $2,152,586      $2,382,468
  Expenses to Average Net
   Assets(1)                           2.91%           2.76%           2.98%
  Net Investment Income to
   Average Net Assets(1)              (0.67%)         (0.64%)        (0.15%)
  Portfolio Turnover Rate                 3%             19%             23%

(1) Ratio annualized for periods less than one year.

                                                    REGIONS MORGAN KEEGAN SELECT
                                                           FINANCIAL FUND
                                      -------------------------------------------------------
                                                               CLASS I
                                      -------------------------------------------------------
                                       For the Year     For the Year       For the Period
                                           Ended            Ended          August 30, 2000
                                       June 30, 2003    June 30, 2002   through June 30, 2001
                                      -------------------------------------------------------
Net Asset Value, beginning of period      $11.66           $11.36              $10.00

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                    0.03             0.04                0.06
  Net Gains (loss) on Securities          (0.20)            0.32                1.30
                                      -------------------------------------------------------
Total from Investment Operations          (0.17)            0.36                1.36

LESS DISTRIBUTIONS
  Dividends (from net investment
   income)                                (0.03)           (0.02)                -
  Distributions (from realized
   gains)                                 (0.12)           (0.04)                -
  Net Asset Value, end of period         $11.34           $11.66              $11.36
  Total Return                           (1.32%)           3.28%              13.60%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period              $702,392         $990,643          $1,303,129
  Expenses to Average Net Assets(1)        1.93%            1.77%               1.99%
  Net Investment Income to Average
     Net Assets(1)                         0.32%            0.35%               0.84%
  Portfolio Turnover Rate                     3%              19%                 23%

(1) Ratio annualized for periods less than one year.

                                                    REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND
                                                                            CLASS A
                                     --------------------------------------------------------------------------------------
                                        For the Year      For the Year     For the Year    For the Year    For the Period
                                           Ended             Emded            Emded            Ended        March 22, 1999
                                        June 30, 2003     June 30, 2002    June 30, 2001   June 30, 2000       through
                                                                                                            June 30, 1999
                                     --------------------------------------------------------------------------------------
Net Asset Value,
beginning of period                      $    10.17       $    10.21        $      9.74     $    9.85       $    10.00

INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income                        0.76             0.96               0.78          0.68             0.16
  Net Gains (loss) on Securities               0.21             -                  0.47         (0.11)           (0.15)
                                     --------------------------------------------------------------------------------------
Total from Investment
Operations                                     0.97             0.96               1.25          0.57             0.01

LESS DISTRIBUTIONS
  Dividends (from net
    investment income)                        (0.75)           (0.94)             (0.78)        (0.68)           (0.16)
  Distributions (from realized
    gains)                                     -               (0.06)              -             -                -
  Net Asset Value, end of period         $    10.39       $    10.17        $     10.21     $    9.74  $          9.85

  Total Return(1)                              9.99%            9.61%             13.16%         6.17%            0.06%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period              $  82,786,047    $  54,495,867     $  12,375,281   $  6,101,095     $  3,164,863
  Expenses to Average Net
    Assets(2),(3)                              0.85%            0.89%              0.89%         0.90%            0.90%
  Net Investment Income to
    Average Net Assets(3)                      7.38%            9.55%              7.73%         6.95%            6.48%
  Portfolio Turnover Rate                       38%              37%                60%           30%               7%


(1) Total return does not include front-end sales load.
(2) For Class A shares of the Intermediate  Fund:  0.91%,  1.12%,  1.51% and 3.41% before expense  reimbursement  and fee waiver from Adviser for the year ended June 30, 2002, the year ended June 30, 2001, the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.
(3) Ratio annualized for periods less than one year.

                                                       REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND
                                    ----------------------------------------------------------------------------------------
                                                                               CLASS C
                                    ----------------------------------------------------------------------------------------
                                     For the Year      For the Year    For the Year      For the Year       For the Period
                                        Ended             Ended           Ended             Ended           March 22, 1999
                                     June 30, 2003    June 30, 2002    June 30, 2001    June 30, 2000          through
                                                                                                            June 30, 1999
                                    ----------------------------------------------------------------------------------------
Net Asset Value, beginning
of period                                $10.17           $10.21           $9.74            $9.85             $10.00

INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income                    0.73             0.93            0.74             0.67               0.15
  Net Gains (loss) on Securities           0.20               -             0.47            (0.11)             (0.15)
                                    ----------------------------------------------------------------------------------------
Total from Investment
Operations                                 0.93             0.93            1.21             0.56               0.00

LESS DISTRIBUTIONS
  Dividends (from net
   investment income)                    (0.72)            (0.91)          (0.74)           (0.67)             (0.15)
  Distributions (from
   realized gains)                           -             (0.06)             -                -                  -
 Net Asset Value, end of period          $10.38            $10.17          $10.21           $9.74              $9.85
  Total Return                            9.40%             9.34%          12.76%            5.81%             (0.04)%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period            $84,553,526      $31,788,056      $9,396,442       $4,401,369         $1,986,591
  Expenses to Average Net
   Assets(1),(2)                          1.20%             1.23%           1.23%           1.25%               1.25%
  Net Investment Income to
   Average Net Assets(2)                  7.03%             9.20%           7.54%           6.71%               6.22%
  Portfolio Turnover Rate                  38%               37%             60%             30%                 7%



(1) For Class C shares of the Intermediate  Fund:  1.25%,  1.47%,  1.85% and 3.82% before expense reimbursement  and fee waiver from Adviser for the year ended June 30, 2002, the year the ended June 30, 2001, the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.
(2) Annualized for periods less than one year.

                                                         REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND
                                     ---------------------------------------------------------------------------------------
                                                                                CLASS I
                                     ---------------------------------------------------------------------------------------
                                      For the Year    For the Year     For the Year      For the Year        For the Period
                                         Ended           Ended            Ended              Ended           March 22, 1999
                                     June 30, 2003   June 30, 2002    June 30, 2001     June 30, 2000          through
                                                                                                             June 30, 1999
                                     ---------------------------------------------------------------------------------------
Net Asset Value,
beginning of period                      $10.17         $10.21            $9.74              $9.85              $10.00

INCOME FROM
INVESTMENT OPERATIONS
  Net Investment Income                   0.79           0.99              0.80               0.72                0.16
  Net Gains (loss) on
  Securities                              0.21            -                0.47              (0.11)             (0.15)
                                     ---------------------------------------------------------------------------------------
Total from
Investment Operations                     1.00           0.99              1.27               0.61               0.01


LESS DISTRIBUTIONS
  Dividends (from net
    investment income)                   (0.78)         (0.97)            (0.80)             (0.72)             (0.16)
  Distributions (from
   realized gains)                          -           (0.06)               -                  -                  -
  Net Asset Value,
   end of period                         $10.39         $10.17            $10.21             $9.74              $9.85
  Total Return                           10.15%          9.99%            13.43%             6.46%               0.13%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period           $33,347,772    $20,289,077       $10,104,733        $1,823,405         $1,068,933
  Expenses to Average Net
    Assets(1),(2)                         0.60%          0.64%             0.63%             0.65%               0.65%


  Net Investment Income to
    Average Net Assets(2)                 7.63%          9.80%             7.90%             7.30%               6.82%
  Portfolio Turnover Rate                  38%            37%               60%               30%                  7%



(1) For Class I shares of the Intermediate Bond Fund: 0.66%, 0.88%, 1.26% and 3.13% before expense reimbursement and fee waiver from Adviser for the year ended June 30, 2002, the year ended June 30, 2001, the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.
(2) Annualized for periods less than one year.

                                                            REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND
                                        -------------------------------------------------------------------------------------------
                                                                                  CLASS A
                                        -------------------------------------------------------------------------------------------
                                        For the Year      For the Year        For the Year       For the Year       For the Period
                                           Ended             Ended               Ended              Ended           March 22, 1999
                                        June 30, 2003     June 30, 2002       June 30, 2001      June 30, 2000         through
                                                                                                                    June 30, 1999
                                        -------------------------------------------------------------------------------------------
Net Asset Value,
beginning of period                         $10.47           $10.56              $9.98              $10.17             $10.00

INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income                       1.21             1.42               1.30                1.29               0.20
  Net Gains (loss) on Securities              0.04            (0.07)              0.58               (0.19)              0.17
                                        -------------------------------------------------------------------------------------------
Total from Investment Operations              1.25             1.35               1.88                1.10               0.37

LESS DISTRIBUTIONS
  Dividends (from net
   investment income)                        (1.14)           (1.33)             (1.30)              (1.29)             (0.20)
  Distributions (from realized gains)        (0.03)           (0.11)                -                   -                  -
  Net Asset Value, end of period             $10.55           $10.47             $10.56              $9.98              $10.17
  Total Return(1)                            12.72%           13.57%             19.88%              9.98%               3.69%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period               $298,816,127     $135,194,579       $28,873,999        $5,542,495          $1,028,584
  Expenses to Average Net Assets(2),(3)       1.13%            1.15%              1.19%              1.25%               1.25%
  Net Investment Income
   to Average Net Assets(3)                  10.99%           13.52%             12.86%             10.89%               8.74%
  Portfolio Turnover Rate                      67%              33%                38%                12%                  0%


1 Total return does not include front-end sales load.
2 For Class A shares of the High Income Fund:  1.24%,  1.61% and 4.39% before expense reimbursement  and fee waiver from
Adviser for the year ended June 30,  2001,  the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.
3 Annualized for periods less than one year.

                                                            REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND
                                          --------------------------------------------------------------------------------------
                                                                                 CLASS C
                                          --------------------------------------------------------------------------------------
                                          For the Year      For the Year      For the Year     For the Year      For the Period
                                             Ended             Ended             Ended            Ended           March 22, 1999
                                          June 30, 2003     June 30, 2002    June 30, 2001    June 30, 2000          through
                                                                                                                  June 30, 1999
                                          --------------------------------------------------------------------------------------
Net Asset Value,
beginning of period                          $10.47            $10.56            $9.98            $10.18              $10.00

INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income                        1.16              1.37             1.25              1.12                0.18
  Net Gains (loss) on Securities               0.04              (.07)            0.58             (0.20)               0.18
                                          --------------------------------------------------------------------------------------
Total from Investment Operations               1.20              1.30             1.83              0.92                0.36


LESS DISTRIBUTIONS
  Dividends (from net
   investment income)                         (1.09)            (1.28)           (1.25)            (1.12)              (0.18)
  Distributions (from realized gains)         (0.03)            (0.11)              -                 -                   -
  Net Asset Value, end of period             $10.55             $10.47          $10.56             $9.98              $10.18
  Total Return                                12.16%            13.01%           19.30%             9.33%              3.64%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of  period            $173,289,990       $74,953,800      $15,758,616        $7,806,453         $4,064,710
  Expenses to Average Net Assets(1),(2)        1.64%             1.64%            1.69%             1.75%              1.75%
  Net Investment Income
   to Average Net Assets(2)                   10.48%            13.03%           12.36%           10.68%               8.65%
  Portfolio Turnover Rate                       67%               33%             38%              12%                  0%



(1) For Class C shares of the High Income  Fund:1.74%,  2.11% and 4.86% before expense reimbursement and fee waiver from
Adviser for the year the ended June 30,  2001,  the year ended June 30,  2000 and the period  March 22, 1999 to June 30,
1999, respectively.
(2) Annualized for periods less than one year.

                                                         REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND
                                 ---------------------------------------------------------------------------------------------
                                                                             CLASS I
                                 ---------------------------------------------------------------------------------------------
                                   For the Year       For the Year      For the Year      For the Year        For the Period
                                       Ended             Ended             Ended             Ended            March 22, 1999
                                   June 30, 2003      June 30, 2002     June 30, 2001     June 30, 2000         through
                                                                                                              June 30, 1999
                                 ---------------------------------------------------------------------------------------------
Net Asset Value,
beginning of period                    $10.47           $10.56             $9.98             $10.18              $10.00

INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income                  1.24             1.45              1.32               1.31                0.20
  Net Gains (loss) on Securities         0.04            (0.07)             0.58              (0.20)               0.18
                                 ---------------------------------------------------------------------------------------------
Total from Investment Operations         1.28             1.38              1.90               1.11                0.38

LESS DISTRIBUTIONS
  Dividends (from net
   investment income)                  (1.17)            (1.36)            (1.32)             (1.31)              (0.20)
  Distributions (from
   realized gains)                     (0.03)            (0.11)               -                  -                   -
  Net Asset Value, end of period       $10.55            $10.47           $10.56              $9.98              $10.18

  Total Return                         13.00%            13.85%            20.18%             10.14%              3.85%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, end of period        $110,694,694       $51,073,085       $17,413,569         $5,888,854          $931,780
  Expenses to Average
   Net  Assets(1),(2)                   0.88%             0.91%             0.95%              1.00%              1.00%
  Net Investment Income
   to Average Net Assets(2)            11.24%            13.76%            13.18%             11.27%              9.40%
  Portfolio Turnover Rate                67%              33%               38%                 12%                0%


(1) For Class I shares of the High Income Fund: 1.00%,  1.37% and 4.02% before expense reimbursement and fee waiver from
Adviser for the year ended June 30,  2001,  the year ended June 30, 2000 and the period March 22, 1999 to June 30, 1999, respectively.
(2) Annualized for periods less than one year.

                                                           40

MORGAN KEEGAN SELECT FUND, INC.

ACCOUNT APPLICATION

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT. MORGAN KEEGAN IS REQUIRED BY FEDERAL LAW TO OBTAIN FROM EACH PERSON WHO OPENS AN ACCOUNT CERTAIN PERSONAL INFORMATION INCLUDING NAME, STREET ADDRESS AND DATE OF BIRTH AMONG OTHER INFORMATION, WHICH WILL BE USED TO VERIFY IDENTITY. IF YOU DO NOT PROVIDE US WITH THIS INFORMATION, WE WILL NOT BE ABLE TO OPEN THE ACCOUNT. IF WE ARE UNABLE TO VERIFY YOUR IDENTITY, MORGAN KEEGAN RESERVES THE RIGHT TO CLOSE YOUR ACCOUNT OR TAKE OTHER STEPS WE DEEM REASONABLE.

  o    Do not use this Application for IRA or Keogh Plans.
  o For special forms or if you need assistance completing this Application, Please call your Morgan Keegan financial advisor or Morgan Keegan at 1-800-366-7426.

Please print all items except signatures.
Please use blue or black ink only.

1.     FUND CHOICE

___    Regions Morgan Keegan Select Capital Growth Fund

       ___ Class A
       ___ Class C
       ___ Class I

___    Regions Morgan Keegan Select Financial Fund

       ___ Class A
       ___ Class C
       ___ Class I

___    Regions Morgan Keegan Select Intermediate Bond Fund

       ___ Class A
       ___ Class C
       ___ Class I

___    Regions Morgan Keegan Select High Income Fund
       (Not available to new shareholders after December 31, 2002.)

       ___ Class A
       ___ Class C
       ___ Class I

If you choose to invest in more than one fund initially, please also indicate the total purchase amount and how you wish to have your initial investment split among the funds.

$ __________________ to the Regions Morgan Keegan Select Capital Growth Fund.

$ __________________ to the Regions Morgan Keegan Select Financial Fund.

$ __________________ to the Regions Morgan Keegan Select Intermediate Bond Fund.

$__________________ to the Regions Morgan Keegan Select High Income Fund. (Not available to new shareholders after December 31, 2002.)

2.      ACCOUNT REGISTRATION (PLEASE CHOOSE ONE)

[ ]     Individual or Joint Account*


________________________________________________________________________________
Owner's name (first, middle initial, last) AND Joint owner's name (first, middle initial, last)

* Joint tenancy with right of survivorship presumed, unless otherwise indicated.

OR

[ ]     UNIFORM GIFTS/TRANSFERS TO MINORS (UGMA/UTMA)

________________________________________________________________as custodian for
Custodian's name (first, middle initial, last - one custodian only)

________________________________________________________________________________
Minor's name (first, middle initial, last - one minor only)

Under the _________________________________Uniform Gifts/Transfers to Minors Act
                      State

_____/______/______
Minor's date of birth

OR

[ ]     TRUST

________________________________________________________________As trustee(s) of
Trustee(s) name

______________________________________________________________for the benefit of
                   Name of trust agreement


Beneficiary's name (if applicable)________  Date of trust agreement___/____/____

For Trust Accounts, a Multi-Purpose Certification form may be required to authorize redemptions and add privileges. Please call your Morgan Keegan financial advisor or Morgan Keegan Fund Services at 1-800-366-7426 to determine if a Multi-Purpose Certification Form is required.

OR

[ ]      CORPORATION, PARTNERSHIP, ESTATE OR OTHER ENTITY

________________________________________________________________________________
Name of Corporation, Partnership, Estate or Other Entity


________________________________________________________________________________
Type of Entity

For Corporation, Partnership, Estate or other Entities, a Multi-Purpose Certification Form is required to authorize redemptions and add privileges. If you have any questions please call your Morgan Keegan financial advisor or Morgan Keegan Fund Services at 1-800-366-7426.

3.      ADDRESS


________________________________________________________________________________
Street or P.O. Box                                        Apt. No.


________________________________________________________________________________
City                         State                        Zip Code


(   )                                    (   )
Daytime phone number                     Evening phone number

If you are not a citizen or resident alien of the U.S., please specify country of permanent residence.


________________________________________________________________________________
Country of permanent residence

4.       SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER

[____] [____] [____] [____] [____] [____] [____] [____] [____]

         o  INDIVIDUAL ACCOUNTS.   Specify  the  Social  Security  number of the
            owner.
         o JOINT ACCOUNTS.* Specify the Social Security number of the first named owner.
         o UNIFORM GIFTS/TRANSFERS TO MINORS ACCOUNTS. Specify the minor's Social Security number.
         o CORPORATIONS, PARTNERSHIPS, ESTATES, OTHER ENTITIES OR TRUST ACCOUNTS. Specify the Taxpayer Identification Number of the legal entity or organization that will report income and/or gains resulting from your investments in the fund.

* In ADDITION to the above, Joint accounts must also specify the Social Security number of the second named owner here.

[____] [____] [____] [____] [____] [____] [____] [____] [____]

5. INVESTMENT METHOD (MINIMUM INVESTMENT: CAPITAL GROWTH FUND, INTERMEDIATE BOND FUND & HIGH INCOME FUND - $1,000; FINANCIAL FUND - $2,500)

[ ]     CHECK

Enclosed is a check payable to Morgan Keegan. (Neither initial nor subsequent investments should be made by third party check.)

For $   ________________________________________________________________________
        Amount


6.      DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS
CHECK ONE ONLY. IF YOU DO NOT CHECK ONE OF THE FOLLOWING OPTIONS, ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS WILL BE REINVESTED.

___     Reinvest all dividends and capital gain distributions.

___     Pay all dividends and capital gain distributions by check.

___     Pay all dividends by check and reinvest all capital gain distributions.


7.      SYSTEMATIC INVESTMENT PLAN (SIP)
PERMITS  YOU  TO  PURCHASE   SHARES   AUTOMATICALLY   ON  A  REGULAR   BASIS  BY
ELECTRONICALLY TRANSFERRING A SPECIFIED DOLLAR AMOUNT FROM YOUR BANK ACCOUNT TO YOUR MORGAN KEEGAN MUTUAL FUND ACCOUNT.

___    Yes, I (we) want the Morgan Keegan Funds Systematic Investment Plan (SIP)

You must attach a voided check to this Application. Money will be transferred only from the bank account indicated on the voided check.

Check the day of the month most convenient for you to have your bank account debited. You can invest once or twice a month ($250 minimum investment(s)).

___  1st       ___  15th          ___  both dates

Amount you would like to invest each time:  $______________

8.      TELEPHONE PRIVILEGES

TELEPHONE REDEMPTION permits redemption proceeds paid by check, payable to your account's registration and mailed to your account's address.

TELEPHONE EXCHANGE permits exchanges by telephone among Morgan Keegan funds with the same registration.

Please check one:  I(we) do ___, do not ____ want the TELEPHONE REDEMPTION privilege.
Please check one:  I(we) do ___, do not ____ want the TELEPHONE EXCHANGE privilege.

9. OPTIONAL INFORMATION (we are required by the National Association of Securities Dealers, Inc. to request this information).

________________________________________________________________________________
Owner's occupation                               Owner's date of birth


________________________________________________________________________________
Owner's employer's name


________________________________________________________________________________
Owner's employer's address


________________________________________________________________________________
Joint owner's occupation                         Joint owner's date of birth


________________________________________________________________________________
Joint owner's employer's name


________________________________________________________________________________
Joint owner's employer's address

10.     SIGNATURE  By signing below, you certify and agree that:

You have received a current fund Prospectus and agree to its terms. It is your responsibility to read the Prospectus of any fund into which you may exchange.

You have full authority and are of legal age to buy and redeem shares (custodians certify they are duly authorized to act on behalf of the investors).

The funds' Transfer Agent, Morgan Keegan, Morgan Keegan Select Fund, Inc., Morgan Asset Management, Inc., any affiliate and/or any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions or inquiries reasonably believed to be genuine.

You understand that mutual fund shares are not deposits or obligations of, or guaranteed by, any bank, the U.S. Government or its agencies, and are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other agency.

The net asset value of funds of this type will fluctuate from time to time.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

The IRS requires all taxpayers to write their Social Security number or other Taxpayer Identification Number in Section 4 of this Application and sign this Certification. Failure by a non-exempt taxpayer to give us the correct Social Security number or Taxpayer Identification Number will result in the withholding of 28% of all taxable dividends and other distributions paid to your account and proceeds from redemptions of your shares (referred to as "backup withholding").

Understanding penalties of perjury, you certify that:

(1) The Social Security Number or other Taxpayer Identification Number on this Application is correct and (2) you are not subject to backup withholding because
(a) you are exempt from backup withholding; (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding; or (c) the IRS has notified you that you are no longer subject to backup withholding.

Cross out item 2 above if it does not apply to you.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

PLEASE SIGN HERE:

X
________________________________________________________________________________
OWNER OR CUSTODIAN

X
________________________________________________________________________________
JOINT OWNER (IF ANY), CORPORATE OFFICER, PARTNER, TRUSTEE, ETC.

Date____________________     Title_______________________________

Mailing Instructions
Please mail the application to:

Your Morgan Keegan financial advisor.

Or

Morgan Keegan Select Fund, Inc.
50 Front Street
Memphis, TN 38103

THIS APPLICATION MUST BE FILED WITH THE TRANSFER AGENT BEFORE ANY REDEMPTION REQUEST CAN BE HONORED.

YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT RECEIVED, SHARES PURCHASED AND PRICE PAID PER SHARE.


----------------------------------------
OFFICE USE ONLY

Account Number ____________________

Rep Number ________________________

----------------------------------------

[BORDER GRAPHIC]
[MORGAN KEEGAN SELECT FUND, INC.]

FOR ADDITIONAL INFORMATION

A Statement of Additional Information ("SAI"), dated November 1, 2003, containing further information about the funds has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated by reference in this prospectus.

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance.

Free copies of the annual and semi-annual reports and  SAI may be obtained:

        o  From your Morgan Keegan financial advisor;

        o  By calling Morgan Keegan at 800-564-2188;

        o  By writing to Morgan Keegan at the address noted below; or

        o  By accessing the Edgar Database on the SEC's website at www.sec.gov

Information about the funds (including shareholder reports and the SAI) also can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 202-942-8090 for further information). You may obtain copies of this information, after you pay a duplicating fee, by e-mail request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

All shareholder inquiries can be made by contacting Morgan Keegan at the address listed below:

                             Morgan Keegan & Company, Inc.
                                    50 Front Street
                                   Memphis, TN 38103
                                    1-800-366-7426





Investment Company Act File No. 811-09079.